Exhibit 25.1

                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|


                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                            13-5160382
(State of incorporation                             (I.R.S. employer
if not a U.S. national bank)                        identification no.)

One Wall Street, New York, N.Y.                     10286
(Address of principal executive offices)            (Zip code)


                          Kerzner International Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         98-0136554
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                    Kerzner International North America, Inc.
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         59-0763055
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)


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                      Kerzner International Bahamas Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                          Paradise Acquisitions Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                             Paradise Island Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                          Paradise Enterprises Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)




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                          Island Hotel Company Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                           Paradise Beach Inn Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                    Kerzner International Management Limited
               (Exact name of obligor as specified in its charter)


British Virgin Islands                              Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                      Kerzner Investments Connecticut, Inc.
               (Exact name of obligor as specified in its charter)


Connecticut                                         36-4041616
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)





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                       Kerzner International Nevada, Inc.
               (Exact name of obligor as specified in its charter)


Nevada                                              65-0922984
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)

                       Kerzner International Resorts Inc.
               (Exact name of obligor as specified in its charter)


Florida                                             65-0483525
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)

                                    PIV, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                             65-0483531
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)

                                    ISS, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                             65-0483536
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)



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                      Kerzner International Marketing, Inc.
               (Exact name of obligor as specified in its charter)


Florida                                             65-0880994
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)

                      Kerzner Investments California, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                            65-0932228
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)

                       Kerzner Investments New York, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                            65-106978
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)

                      Kerzner International New York, Inc.
               (Exact name of obligor as specified in its charter)


New York                                            13-4027976
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)



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                     Kerzner International Timeshare Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                         Paradise Island Futures Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                    Kerzner International Development Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                       Paradise Security Services Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)



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                           Kerzner Interactive Limited
               (Exact name of obligor as specified in its charter)


Isle of Man                                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                            Bahamas e-Trading Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                        Kerzner Interactive Data Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                        Kerzner Interactive (IOM) Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

              Kerzner International Development (Timeshare) Limited
               (Exact name of obligor as specified in its charter)


Commonwealth of The Bahamas                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                 Kerzner Hotels International (Bermuda), Limited
               (Exact name of obligor as specified in its charter)


Bermuda                                             Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                      Kerzner International Finance Limited
               (Exact name of obligor as specified in its charter)


British Virgin Islands                              Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                           Aberdeen Management Limited
               (Exact name of obligor as specified in its charter)


Channel Islands                                     Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                        Kerzner International Vacances SA
               (Exact name of obligor as specified in its charter)


France                                              Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                                    Birbo NV
               (Exact name of obligor as specified in its charter)


Netherlands Antilles                                Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                   Kerzner Hotels International Management NV
               (Exact name of obligor as specified in its charter)


Netherlands Antilles                                ot Applicable
(State or other jurisdiction of                     I.R.S. employer
incorporation or organization)                      dentification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            Zip code)

                  Kerzner International Development Group, Inc.
               (Exact name of obligor as specified in its charter)


New Jersey                                          65-0746089
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

10th Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                  33304
(Address of principal executive offices)            (Zip code)

                                  Purposeful BV
               (Exact name of obligor as specified in its charter)


Netherlands                                         Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                    Kerzner International Marketing (UK) Ltd.
               (Exact name of obligor as specified in its charter)


United Kingdom                                      Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)

                 Kerzner International Network Services Limited
               (Exact name of obligor as specified in its charter)


United Kingdom                                      Not Applicable
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)            (Zip code)


                                  -------------


                    8-7/8% Senior Subordinated Notes due 2011
                       (Title of the indenture securities)

1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

---------------------------------------------------
           Name                    Address
---------------------------------------------------

  Superintendent of Banks of the State      2 Rector Street, New York,
  of New York                               N.Y. 10006, and Albany, N.Y. 12203

  Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                            N.Y. 10045

  Federal Deposit Insurance Corporation     Washington, D.C. 20429

  New York Clearing House Association       New York, New York 10005

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of July, 2002.


                                         THE BANK OF NEW YORK



                                         By: /s/  STACEY POINDEXTER
                                             ----------------------------------
                                             Name:    STACEY POINDEXTER
                                             Title:   ASSISTANT TREASURER

                                                                     EXHIBIT 7

-------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
                                                                In Thousands
ASSETS
Cash and balances due from depository
   institutions:
  Noninterest-bearing balances and currency
   and coin.......................................                $3,765,462
   Interest-bearing balances.......................                3,835,061
Securities:
   Held-to-maturity securities......................               1,232,736
   Available-for-sale securities....................              10,522,833
Federal funds sold and Securities purchased under
   agreements to resell.............................               1,456,635
Loans and lease financing receivables:
   Loans and leases held for sale...................                 801,505
   Loans and leases, net of unearned
     income.............................46,206,726
   LESS: Allowance for loan and
     lease losses.......................   607,115
   Loans and leases, net of unearned
     income and allowance...........................              35,249,695
Trading Assets......................................               8,132,696
Premises and fixed assets (including capitalized
   leases)..........................................                 898,980
Other real estate owned.............................                     911
Investments in unconsolidated subsidiaries and
   associated companies.............................                 220,609
Customers' liability to this bank on acceptances
   outstanding......................................                 574,020
Intangible assets...................................
   Goodwill.........................................               1,714,761
   Other intangible assets..........................                  49,213
Other assets........................................               5,001,308
                                                                 -----------
Total assets........................................             $73,954,859
                                                                 ===========

LIABILITIES
Deposits:
   In domestic offices..............................             $29,175,631
   Noninterest-bearing..................11,070,277
   Interest-bearing.....................18,105,354
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs.........................              24,596,600
   Noninterest-bearing..................   321,299
   Interest-bearing.....................24,275,301
Federal funds purchased and securities sold under
   agreements to repurchase.........................               1,922,197
Trading liabilities.................................               1,970,040
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                1,577,518
Bank's liability on acceptances executed and
   outstanding......................................                 575,362
Subordinated notes and debentures...................               1,940,000
Other liabilities...................................               5,317,831
                                                                 -----------
Total liabilities...................................             $67,075,179
                                                                 ===========
EQUITY CAPITAL
Common stock........................................               1,135,284
Surplus.............................................               1,055,508
Retained earnings...................................               4,227,287
Accumulated other comprehensive income.........                      (38,602)
Other equity capital components.....................                       0
----------------------------------------------------------------------------
Total equity capital................................               6,379,477
                                                                 -----------
Total liabilities and equity capital................             $73,954,859
                                                                 ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                            Directors